UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549-1004

                ---------------------------------


                            FORM 8-K

                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                         AUGUST 14, 2002

                           VIACOM INC.
        -------------------------------------------------
                   (Exact name of registrant as
                    specified in its charter)

      Delaware               1-9553              04-2949533
  ----------------         ----------           ------------
  (State or other          Commission           (IRS Employer
    jurisdiction          File Number          Identification
 of incorporation)                                 Number)





             1515 Broadway, New York, NY       10036
         ----------------------------------------------
     (Address of principal executive offices)     (Zip Code)


                         (212) 258-6000
                         ---------------
       (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure
        -------------------------

     On August 14, 2002, each of Sumner M. Redstone, principal executive officer, and Richard J. Bressler, principal financial officer, of Viacom Inc. ("Viacom") submitted to the Securities and Exchange Commission (the "Commission") sworn statements in accordance with Commission Order No. 4-460 pursuant to Section 21(a) of the Securities and Exchange Act of 1934.

     A copy of each of these statements is attached hereto as Exhibits 99.1 and 99.2.

     On August 14, 2002, each of Sumner M. Redstone, chief executive officer, and Richard J. Bressler, chief financial officer, of Viacom made certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, accompanying Viacom's Quarterly
Report on Form 10-Q for the period ending June 30, 2002.

     A copy of each of these certifications is attached hereto as Exhibits 99.3 and 99.4.

                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              VIACOM INC.
                              (Registrant)


                              By:  /s/ Michael D. Fricklas
                                   -----------------------
                                   Michael D. Fricklas
                                   Executive Vice President,
                                    General Counsel
                                    and Secretary




Date:  August 14, 2002

                          Exhibit Index
                        -----------------



99.1 Statement under oath of the principal executive officer
     (pursuant to Section 21(a) of the Securities and Exchange
     Act of 1934).

99.2 Statement under oath of the principal financial officer
     (pursuant to Section 21(a) of the Securities and Exchange
     Act of 1934).

99.3 Certification of the chief executive officer pursuant to 18
     U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.4 Certification of the chief financial officer pursuant to 18
     U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.